UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 22, 2004

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer Identification No.)

1100 Louisiana, Suite 3300, Houston, TX 77002
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 821-2000

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

Description

99.1	Press release of Enbridge Energy Partners, L.P., dated January 22, 2004, reporting financial results for the three months and year ended December 31, 2003.
99.2	Condensed consolidated financial statements of Enbridge Energy Partners, L.P. as of and for the three months and year ended December 31, 2003.

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

A press release issued by Enbridge Energy Partners, L.P. (the "Partnership") on January 22, 2004 regarding financial results for the three months and year ended December 31, 2003 is attached hereto as Exhibit 99.1, and the first and second paragraphs thereof, and the table captioned "Comparative Fourth Quarter and Year End Earnings", are incorporated herein by reference.  As noted in the press release, a copy of the Partnership's condensed unaudited quarterly financial statements is available at the Partnership's website at www.enbridgepartners.com. Those financial statements are attached as Exhibit 99.2 and are incorporated herein by reference.  This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.
(Registrant)

By: Enbridge Energy Management, L.L.C.
as delegate of Enbridge Energy Company, Inc.,
its General Partner

	By:	/s/ JODY L. BALKO
Jody L. Balko
Controller
(Duly Authorized Officer)

Date: January 28, 2004